Exhibit 10.10

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

TANDON DIGITAL, INC.

WARRANT TO PURCHASE COMMON STOCK

No. CS-W-1	August 18, 2015

Void After August 17, 2025

This Certifies That, for value received, Noel Lee, or his assigns, (the “Holder”) is entitled to subscribe for and purchase at the Exercise Price (defined below) from Tandon Digital, Inc., a Delaware corporation, (the “Company”), up to 2,840,779 shares of the Company’s common stock (the “Common Stock”).

1.          Certain Definitions. As used herein, the following terms shall have the following respective meanings:

1.1           “Asset Transfer” shall mean the sale, lease or other disposition of all, or substantially, all the assets of the Company in one or a series of transactions to any person or entity other than a wholly owned subsidiary of the Company.

1.2           “Exclusive License” shall mean the grant of an exclusive license to all, or substantially all, of the Company’s intellectual property that is used to generate all, or substantially all, of the Company’s revenues to any person or entity other than a wholly owned subsidiary of this Company.

1.3           “Exercise Period” shall mean the period commencing with the date hereof and ending on the earlier to occur of: (i) the 10-year anniversary of the date hereof, (ii) an Asset Transfer, or (iii) the date of the closing of the initial public offering of the Company’s Common Stock pursuant to a registration statement under the Act, (such offering, the “IPO”), or two days preceding the closing date of any reorganization, consolidation or merger of the Company, or any simultaneous sale of more than a majority of the then-outstanding securities of the Company other than a mere reincorporation transaction (an “Acquisition”) (such earlier date, the “Termination Date”).

1.4           “Exercise Price” shall mean $1.00 per share, subject to adjustment pursuant to Section 5 below.

1.5           “Exercise Shares” shall mean the shares of the Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below.

2.          Exercise of Warrant.

2.1           Generally. The rights represented by this Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period by delivery of the following to the Company at its principal office (or at such other address as it may designate by notice in writing to the Holder): (i) an executed Notice of Exercise in the form attached hereto; (ii) payment of the Exercise Price either by cancellation of indebtedness or in cash, check or wire transfer of immediately available funds; and (iii) this Warrant.

2.2           Issuance of Certificates. Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.3           Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash or cancellation of indebtedness, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock, computed using the following formula:

X = Y (A-B)
A

Where X =	the number of shares of Common Stock to be issued to the Holder

Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A =	the fair market value of one share of Common Stock (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of the Common Stock as determined in good faith by the Board of Directors of the Company.

2.4           Automatic Net Exercise Events. If Holder does not elect to exercise in full this Warrant during the Exercise Period, this Warrant shall be automatically net exercised in full in accordance with the provisions of Section 2.3 above immediately prior to the expiration of this Warrant on the Termination Date.

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3.          Covenants of the Company.

3.1           Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3.2           No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Certificate of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3.3           Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least 10 days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4.          Representations of Holder.

4.1           Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring this Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of this Warrant or Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

4.2           Securities Are Not Registered.

(a)          The Holder understands that the Warrant and the Exercise Shares have not been registered under the Act on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

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(b)          The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

(c)          The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

(d)          The Holder recognizes that the exercise of the Warrant and any ultimate resale of the Exercise Shares involves a high degree of risk in that (i) the Company will need additional capital to operate its business but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Exercise Shares; (iii) an investor may not be able to liquidate his, her or its investment; (iv) transferability of the Exercise Shares is extremely limited; (v) an investor could sustain the loss of his, her or its entire investment; and (vi) the Company is and will be subject to numerous other risks and uncertainties, including without limitation, significant and material risks relating to the Company’s business and risks associated with any start-up operation.

(e)          The Holder represents that he is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act, and that it is able to bear the economic risk of an investment in the Exercise Shares.

(f)          The Holder acknowledges that he has prior investment experience, including without limitation, investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company and to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment.

(g)          The Holder acknowledges and hereby represents that he has been furnished or given access by the Company with or to all information regarding the Company which it had requested or desired to know; that all documents which could be reasonably provided have been made available for its inspection and review; that it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of this Warrant, and any additional information which it had requested. The Holder further represents and acknowledges that the Holder has not seen or received any advertisement or general solicitation with respect to the sale of any of the securities of the Company.

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(h)          The Holder acknowledges that this issuance of this Warrant and the exercise of the Warrant and ultimate resale of the Exercise Shares may involve tax consequences, and that it must retain its own professional advisors to evaluate the tax and other consequences of its receipt of the Warrant.

4.3           Market Stand-Off. The Holder hereby agrees that the Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of, any Common Stock (or other securities) of the Company held by such Holder before the effective date of the registration statement for the first firm commitment underwritten public offering of its Common Stock registered under the Securities Act (the “Initial Offering”) for a period specified by the representative of the underwriters of Common Stock of the Company not to exceed one hundred eighty (180) days following the effective date of the Initial Offering, which period may be extended up to an additional 18 days to enable the underwriter(s) to comply with NASD Rule 2711(f)(4), or the applicable successor FINRA rule when published, if applicable to the Initial Offering; provided that all officers and directors of the Company, and their respective Affiliates, and all holders of at least five percent (5%) of the Company’s voting securities enter into similar agreements; and provided, further that any releases from such agreements by the underwriters shall be made only on a pro rata basis.

4.4           Legend. The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

5.          Adjustment of Exercise Price. In the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under this Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had this Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

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6.          Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

7.          No Stockholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

8.          Transfer of Warrant. This Warrant and all rights hereunder are transferable, in whole only, upon the prior written consent of the Company, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

9.          Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10.         Modification and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

11.         Notices.

11.1         Generally. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iii) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page, or at such other address as the Company or Holder may designate by 10 days advance written notice to the other parties hereto.

11.2         Required Notices. If at any time during the Exercise Period, the Company: (i) declares any dividend upon the Common Stock; (ii) effects any capital reorganization or reclassification of its capital stock, (iii) consummates an Acquisition; (iv) consummates an Asset Transfer, (v) closes its Initial Offering, or (vi) any voluntary or involuntary liquidation, dissolution or winding up of the Company, then the Company shall provide Holder with at least 20 days prior written notice of such corporate action.

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12.         Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13.         Governing Law; Venue. This Warrant is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. All disputes and controversies arising out of or in connection with this Agreement shall be resolved exclusively by the state and federal courts located in Los Angeles County in the State of California, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

[Remainder of Page Intentionally Left Blank]

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In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of August 18, 2015.

TANDON DIGITAL, INC.

By:	/s/ Vivek Tandon

Name:	Vivek Tandon

Title:	President

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NOTICE OF EXERCISE

TO: TANDON DIGITAL, INC.

(1)         ☐         The undersigned hereby elects to purchase ________ shares of Common Stock of Tandon Digital, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐         The undersigned hereby elects to purchase ________ shares of Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.3 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2)         Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)         The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Act”), by reason of a specific exemption from the registration provisions of the Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Act, they must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

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(Date)	(Signature)

(Print name)

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FORM OF ASSIGNMENT

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated: __________, 20__

Holder’s
Signature:

Holder’s
Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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